UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 25, 2005

                               G&K Services, Inc.
             (Exact name of registrant as specified in its charter)


         Minnesota                   0-4063                41-0449530
(State or other jurisdiction      (Commission            (IRS Employer
     of incorporation)            File Number)         Identification No.)


         5995 Opus Parkway, Minnetonka, Minnesota         55343
         (Address of principal executive offices)       (Zip Code)


       Registrant's telephone number, including area code: (952) 912-5500


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13d-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02    Departure of Directors or Principal Officers; Election of
             Directors; Appointment of Principal Officers

(b) Richard Fink, the Registrant's Chairman of the Board of Directors, announced that he will not stand for re-election to the Registrant's Board of Directors at the annual shareholders' meeting of the Registrant currently scheduled for November 10, 2005. Mr. Fink has chosen to retire and such decision did not involve disagreements with the Registrant on any matter relating to the Registrant's operations, policies or practices. The Registrant has announced that Richard L. Marcantonio, President and Chief Executive Officer of the Registrant, is named Chairman of the Board, replacing Mr. Fink, and the Registrant's Chief Executive Officer. A copy of the press release issued on August 26, 2005 announcing Mr. Fink's retirement is attached hereto as exhibit 99.1.


Item 9.01    Financial Statements and Exhibits.

(c)      Exhibits.

         99.1    Press Release dated August 26, 2005.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         G&K SERVICES, INC.
                                         (Registrant)



Date: August 26, 2005                    By: /s/ Jeffrey L. Wright
                                             -----------------------------------
                                         Name:  Jeffrey L. Wright
                                         Title: Senior Vice President and
                                                Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit No.            Description
-----------            -----------

99.1                   Press Release dated August 26, 2005